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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 7, 2004

  COMMISSION        REGISTRANT; STATE OF INCORPORATION;          IRS EMPLOYER
 FILE NUMBER           ADDRESS; AND TELEPHONE NUMBER          IDENTIFICATION NO.
 -----------        -----------------------------------       ------------------

    1-9513                CMS ENERGY CORPORATION                38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550

    1-5611               CONSUMERS ENERGY COMPANY                 38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 7, 2004, CMS Energy Corporation ("CMS Energy") entered into an Underwriting Agreement with Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Comerica Securities, Inc., Daiwa Securities America Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc. and Wells Fargo Securities, LLC (the "Underwriters") pursuant to which CMS Energy agreed to issue and sell to the Underwriters 28.5 million shares of CMS Energy common stock, $0.01 par value per share (the "Common Stock"). CMS Energy also granted the Underwriters a 30-day option to purchase up to 4,275,000 additional shares of Common Stock.

On October 13, 2004, CMS Energy closed on the sale of 28.5 million shares of Common Stock at a price to the public of $9.10 per share. Net proceeds to CMS Energy after underwriting discounts and commissions were $250,272,750. CMS Energy intends to use the net proceeds of this offering to make capital infusions into its principal subsidiary, Consumers Energy Company. Pending such capital infusions, the proceeds will be used for general corporate purposes, including temporary investments in short-term securities.

The Underwriting Agreement is attached as an exhibit hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

(10) Underwriting Agreement dated October 7, 2004 by and among Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Comerica Securities, Inc., Daiwa Securities America Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc. and Wells Fargo Securities, LLC as underwriters and CMS Energy Corporation

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2003 and Consumers' Form 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                     CMS ENERGY CORPORATION

Dated:  October 13, 2004

                                     By:   /s/ Thomas J. Webb
                                           -------------------------------------
                                           Thomas J. Webb
                                           Executive Vice President and
                                           Chief Financial Officer


                                     CONSUMERS ENERGY COMPANY

Dated:  October 13, 2004

                                     By:   /s/ Thomas J. Webb
                                           -------------------------------------
                                           Thomas J. Webb
                                           Executive Vice President and
                                           Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Ex-10           Underwriting Agreement, dated October 7, 2004